UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2008

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, about the Company’s plans, objectives, expectations and intentions, including forward-looking statements regarding the Company’s cost reduction plans, including the anticipated costs and timing of such plans. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including problems or delays in implementing the cost reduction plans, general economic conditions and other factors described in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 7, 2008. The Registrant assumes no obligation to update forward-looking statements, except as required by law.

Item 2.05.	Costs Associated with Exit or Disposal Activities

On March 25, 2008, the Board of Directors of Openwave Systems Inc. (the “Company”) approved a restructuring plan to better align the Company’s resources among its operational groups, reduce costs and improve operating efficiencies (the “Restructuring Plan”). The Restructuring Plan contemplates an approximate 20% reduction in workforce. The Company expects to incur approximately $16.0 to $19.0 million in restructuring and related charges associated with this restructuring plan during the four months ending June 30, 2008. Included in the restructuring and other charges are (i) approximately $5.0 to $6.0 million related to the consolidation of leased facilities (ii) approximately $2.0 million related to accelerated depreciation of tenant improvements and other abandoned assets at those sites; and (iii) approximately $9.0 to $11.0 million related to employee severance arrangements for employees impacted by the Restructuring Plan.

The Company expects to complete the activities related to the Restructuring Plan by September 30, 2008. The associated charges are expected to be recorded in the Company’s third and fourth quarter results for fiscal year 2008.

The estimated pre-tax restructuring and related charges of approximately $14.0 to $17.0 million represent the Company’s estimate of future cash outlays for employee termination benefits and facility exit charges. The estimated charge of $2.0 million of accelerated depreciation represents a non-cash charge. The activities related to the Restructuring Plan and other actions are expected to reduce up to $50.0 million in annual costs savings.

Item 9.01	Financial Statements and Exhibits.

99.1	Press release dated March 31, 2008

Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ ANNE BRENNAN
Name:	Anne Brennan
Title:	Interim Chief Financial Officer

Date: March 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 31, 2008

Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.